GUARANTY


         GUARANTY dated as of April 30, 1996 by Robert J. Skandalaris ("Guarantor") for the benefit of The Richard J. Reason Agreement of Trust dated April 9, 1979 ("Seller").

                                R E C I T A L S:

         A. Seller, has entered into certain agreements for the sale and purchase of certain real estate and the stock of Monroe Engineering Products, Inc. ("Monroe"), all of even date herewith (the "Agreements").

         B. In order to induce Seller to consummate the transactions contemplated by the Agreements, the Guarantor has agreed to guaranty the payment of indebtedness secured by a Land Contract of even date, herewith a copy of which is attached (the "Land Contract").

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Guarantor hereby agrees as follows:

         1. Guaranty of Payment. Guarantor hereby unconditionally and irrevocably guaranties to Seller the punctual payment and performance when due, whether at stated maturity or by acceleration or otherwise, of the Land Contract and any and all sums due thereunder together with interest thereon (all of the foregoing guaranteed amounts are referred to hereafter as the "Guaranteed Obligations"). Guarantor agrees that this Guaranty is a present and continuing guaranty of payment and not of collectibility, and that Seller shall not be required to prosecute collection, enforcement or other remedies against Monroe before calling on such Guarantor for payment. Guarantor agrees that if, for any reason, Monroe shall fail or be unable to pay, punctually and fully, the amounts owing on the Guaranteed Obligation, such Guarantor shall pay such Guaranteed Obligations to Seller in full within five (5) days after receiving written demand therefor from Seller. Guarantor agrees that one or more successive actions may be brought against Guarantor, as often as Seller deems advisable, until all of the Guaranteed Obligations are paid and performed in full.

         2. Continuing Guaranty. Guarantor agrees that the obligations of such Guarantor pursuant to Paragraph 1 above shall be a primary obligation of such Guarantor, shall not be subject to any counterclaim, set-off, abatement, deferment or defense based upon any claim that such Guarantor may have against Seller, Monroe or any other person or entity, and shall remain in full force and effect without regard to, and shall not be released, discharged or affected in any way by any circumstance or condition (whether or not such Guarantor shall have any knowledge thereof), including without limitation:

                  (a) any lack of validity of enforceability of the Land Contract or the Agreements;

                  (b) any termination, amendment, modification or other change in the Land Contract or any of the Agreements;

                  (c) any failure, omission or delay on the part of Monroe, the Guarantor or Seller to conform or comply with any of the terms of the Land Contract or the Agreements, or any failure of the Seller to give notice of any default thereunder;

                  (d) any waiver, compromise, release, settlement or extension of time of payment or performance or observance of any of the obligations or agreements contained in the Land Contract or the Agreements;

                  (e) any action or inaction by Seller under or in respect of the Land Contract or the Agreements, any failure, lack of diligence, omission or delay on the part of Seller to enforce, assert or exercise any right, power or remedy conferred on them in the Land Contract or the Agreements, or any other action or inaction on the part of Seller;

                  (f) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, liquidation, marshalling of assets and liabilities or similar events or proceedings with respect to Monroe or of the Guarantor, as applicable, or any of their respective property or creditors, or any action taken by any trustee or receiver or by any court in such proceeding;

                  (g) any merger or consolidation of Monroe, or any sale, lease or transfer of any of the assets of Monroe or of the Guarantor;

                  (h) any change in the ownership of the capital stock of Monroe or any change in the relationship between Monroe and the Guarantor, or any termination of any such relationship;

                  (i) to the extent permitted by law, any release or discharge by operation of law of Monroe or the Guarantor from any obligation or agreement contained in the Land Contract or the Agreements; or

                  (j) to the extent permitted by law, any other occurrence, circumstance, happening or event, whether similar or dissimilar to the foregoing and whether foreseen or unforeseen, which otherwise might constitute a legal or equitable defense or discharge of the liabilities or a guarantor or surety or which otherwise might limit recourse against Monroe or the Guarantor.

         3. Waivers. Guarantor unconditionally waives, to the extent permitted by law, (i) notice of any of the matters referred to in Paragraph 2 above, (ii) all notices which may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against such Guarantor, including, without limitation, any demand, presentment and protest, proof of notice of non-payment under the Land Contract or the Agreements and notice of any default or any failure on the part of such Guarantor or Monroe to perform or comply with any covenant, agreement, term or condition of the Land Contract or the Agreements, (iii) any right to the enforcement, assertion or exercise against such Guarantor or Monroe of any right or remedy conferred under the Land Contract or the Agreements, (iv) any requirement of diligence, and (v) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under the Land Contract or the Agreements.

         4. Subordination. Guarantor agrees that any and all present and future debts and obligations of Monroe to such Guarantor are hereby subordinated to the claims of Seller and are hereby assigned by such Guarantor to Seller as security for the repayment and performance of the Land Contract.

         5. Subrogation. Guarantor agrees that notwithstanding any payment or performance by such Guarantor pursuant to this Guaranty, for so long as any of the Guaranteed Obligations remain unperformed or unpaid, the Guarantor shall not be entitled to enforce any right to be subrogated to any rights of Seller and Guarantor waives and releases all rights and claims to indemnification, reimbursement and contribution such Guarantor now has or at any time hereafter may have against Monroe until the Land Contract and Agreements are performed and paid in full.

         6. Reinstatement. The obligations of Guarantor pursuant to this Guaranty shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment of any of the Guaranteed Obligations is rescinded or otherwise must be restored or returned by Monroe's insolvency, bankruptcy, dissolution, liquidation or reorganization of the Guarantor or Monroe or for any other reason, all as though such payment had not been made.

         7. Successors and assigns. This Guaranty shall inure to the benefit of Seller, and his successors and assigns. This Guaranty shall be binding on Guarantor, and his respective successors and assigns, and shall continue in full force and effect until the Land

Contract is paid and performed in full.

         8. No Waiver of Rights. es or a nor any failure on the part of Seller to exercise any right, power or privilege under this Guaranty or the Land Contract or Agreements shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege shall preclude any other or further exercise thereof or the exercise of any other power or right, or be deemed to establish a custom or course of dealing or performance between the parties hereto. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law. No notice to or demand on the Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in the same, similar or other circumstance.

         9. Modification. The terms of this Guaranty may be waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment, modification, waiver or other change of any of the terms of this Guaranty shall be effective without the prior written consent of Seller.

         10. Costs and Expenses. Guarantor agrees to pay on demand all costs and expenses incurred by or on behalf of Seller (including, without limitation, reasonable attorneys' fees and expenses) in enforcing the obligations of the Guarantor under this Guaranty.

         11. Notices. All notices required hereunder shall be proper if made in compliance with Section 12.2 of the Agreement.

         12. Applicable Law. This Guaranty shall be governed as to validity, interpretation, effect and in all other respects by laws and decisions of the State of Michigan.

         IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.

WITNESSES:                                    GUARANTOR:

                                              /s/ Robert J. Skandalaris
                                              -------------------------------
                                              Robert J. Skandalaris